                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                          /s/ John D. McNeil
                                          ____________________________________
                                          John D. McNeil

March 25, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that L. Brock Thomson, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ L. Brock Thomson
                                          -----------------------------------
                                          L. Brock Thomson

March 25, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ Richard B. Bailey
                                          -----------------------------------
                                          Richard B. Bailey

March 25, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that A. Keith Brodkin, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ A. Keith Brodkin
                                          -----------------------------------
                                          A. Keith Brodkin

March 25, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ M. Colyer Crum
                                          -----------------------------------
                                          M. Colyer Crum

March 26, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John R. Gardner, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ John R. Gardner
                                          -----------------------------------
                                          John R. Gardner

March 26, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ David D. Horn
                                          -----------------------------------
                                          David D. Horn

March 25, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John G. Ireland, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ John G. Ireland
                                          -----------------------------------
                                          John G. Ireland

March 25, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Edward M Lamont, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ Edward M. Lamont
                                          -----------------------------------
                                          Edward M. Lamont

March 25, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ John S. Lane
                                          -----------------------------------
                                          John S. Lane

March 27, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life
Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ Angus A. MacNaughton
                                          -----------------------------------
                                          Angus A. MacNaughton

March 26, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Fioravante G. Perrotta, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life
Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ Fioravante G. Perrotta
                                          -----------------------------------
                                          Fioravante G. Perrotta

March 25, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Ralph F. Peters, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                          /s/ Ralph F. Peters
                                          ____________________________________
                                          Ralph F. Peters

March 27, 1996

                                                                    EXHIBIT 24


              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that Pamela T. Timmins, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 of Sun Life Insurance and Annuity Company of New York and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                          /s/ Pamela T. Timmins
                                          -----------------------------------
                                          Pamela T. Timmins

March 25, 1996